                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  AVTEAM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   IMPORTANT

PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

AVTEAM, INC.

Dear Shareholder:

         I am writing to let you know that the annual shareholders meeting of AVTEAM, Inc. (the "Company") will be held at Don Shula's Hotel, 6842 Main Street, Miami Lakes, Florida 33014 on Wednesday, June 3, 1998, at 1:00 p.m., local time.

         The purpose of this meeting is to vote on several important proposals that affect the Company. The proposals include the election of the six current directors of the Company to serve for additional terms as directors, to consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to create three classes of the Company's Board of Directors and to ratify the selection of Ernst & Young LLP as independent accountants of the Company for 1998. As a shareholder, you have the opportunity to voice your opinion on the matters that affect the Company. This package contains information about the proposals and the materials to use when voting by mail.

         Please read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE AND RETURN YOUR PROXY CARD PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. Unless you sign and return your proxy card, your shares will not be voted on the proposal to approve an amendment to the Company's Articles of Incorporation to create three classes of the Company's Board of Directors.

         All of the proposals have been carefully reviewed by the Board of Directors. The Board of Directors is responsible for protecting your interests as a shareholder. The Board of Directors believes these proposals are in the best interest of shareholders. The Board of Directors recommends that you vote for each proposal. Each of the proposals is described in detail in the enclosed proxy statement.

         VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the proxy card before mailing it in the postage paid envelope. It is important to sign and return the proxy card whether or not you plan to attend the meeting. If you attend the meeting, you may vote in person even though you have previously returned the proxy card.

         If you have any questions before you vote, please call us at 1-954-431-2359. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important meeting.

                                           Very truly yours,


                                           Donald A. Graw
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                  AVTEAM, INC.

                   3230 EXECUTIVE WAY, MIRAMAR, FLORIDA 33025
                                 1-954-431-2359


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 3, 1998


To the Shareholders of AVTEAM, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of AVTEAM, Inc., a Florida corporation (the "Company"), will be held at Don Shula's Hotel, 6842 Main Street, Miami Lakes, Florida 33014 on Wednesday, June 3, 1998, at 1:00 p.m., local time. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

         1. To elect six (6) directors to the Company's Board of Directors to serve until their respective successors have been duly elected and qualified;

         2. To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to create three classes of the Company's Board of Directors, consisting of Class I, to be comprised of two directors, each to serve for an initial term of one year and thereafter for a term of three years; Class II, to be comprised of two directors, each to serve for an initial term of two years and thereafter for a term of three years; and Class III, to be comprised of three directors, each to serve for a term of three years; or, in each case, until their respective successors have been duly elected and qualified; and

         3. To ratify the selection of Ernst & Young LLP as independent accountants of the Company for 1998.

         The Board of Directors has fixed the close of business on April 20, 1998 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof.


                                     By Order of the Board of Directors,
                                     RICHARD PRESTON, SECRETARY


May 4, 1998

                            YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.


SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

         The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

         REGISTRATION                                   VALID SIGNATURE
         ------------                                   ---------------

         A.   1.  ABC Corp.                           John Smith, Treasurer
              2.  ABC Corp.                           John Smith, Treasurer
                  c/o John Smith, Treasurer

         B.   1.  ABC Corp. Profit Sharing Plan       Ann B. Collins, Trustee
              2.  ABC Trust                           Ann B. Collins, Trustee
              3.  Ann B. Collins, Trustee             Ann B. Collins, Trustee
                  u/t/d  12/28/78

         C.       Anthony B. Craft, Cust.             Anthony B. Craft
                  f/b/o Anthony B. Craft, Jr.
                  UGMA

                       1998 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                                  AVTEAM, INC.

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------




         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AVTEAM, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), for use at the 1998 Annual Meeting of Shareholders (the "Meeting"), of the Company to be held on Wednesday, June 3, 1998, or at any adjournments thereof pursuant to the attached Notice of Annual Meeting of Shareholders. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Class A Common Stock is May 4, 1998. Shareholders should review the information provided herein in conjunction with the Company's 1997 Annual Report to Shareholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 3230 Executive Way, Miramar, Florida 33025, and its telephone number is (954) 431-2359.

                          INFORMATION CONCERNING PROXY

         The enclosed form of proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person, at the Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Meeting. Presence at the Meeting will not, of itself, revoke the proxy.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company will use the proxy solicitation services of The Financial Relations Board, Inc. and Beacon Hill Partners who will solicit proxies on behalf of the Company through the mails, personally or by telephone at a cost of up to $8,750. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

         1. To elect six members to the Company's Board of Directors to serve until their respective successors have been duly elected and qualified;

         2. To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to create three classes of the Company's Board of Directors, consisting of Class I, to be comprised of two directors, each to serve for an initial term of one year and thereafter for a term of three years; Class II, to be comprised of two directors, each to serve for an initial term of two years and thereafter for a term of three years; and Class III, to be comprised of two directors, each to serve for a term of three years; or, in each case, until their respective successors have been duly elected and qualified; and

         3. To ratify the selection of Ernst & Young LLP as independent accountants of the Company for 1998.

         UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON THE ENCLOSED PROXY, ALL SHARES REPRESENTED BY VALID PROXIES RECEIVED PURSUANT TO THIS SOLICITATION (AND WHICH HAVE NOT BEEN REVOKED IN ACCORDANCE WITH THE PROCEDURES SET FORTH ABOVE) WILL BE VOTED IN FAVOR OF ALL THE PROPOSALS DESCRIBED IN THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT A SHAREHOLDER SPECIFIES A DIFFERENT CHOICE BY MEANS OF THE ENCLOSED PROXY, HIS OR HER SHARES WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on April 20, 1998 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 10,665,739 shares of Class A Common Stock issued and outstanding, all of which are entitled to be voted at the Meeting. Each share of Class A Common Stock is entitled to one vote on all matters to be acted upon at the Meeting, and neither the Company's Articles of Incorporation nor Bylaws provide for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the shares of Class A Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. The affirmative vote of a majority of the shares of Class A Common Stock present in person or by proxy at the Meeting is required for the approval of each matter that is submitted to shareholders for approval except for the proposal to amend the Company's Articles of Incorporation to provide for classification of the Board of Directors which requires the affirmative vote of at least two-thirds of the outstanding shares of Class A Common Stock entitled to vote for the election of directors and except to the extent Florida law provides to the contrary. An independent inspector shall count the votes and ballots. Abstentions are considered as shares present and entitled to vote but are not counted as votes cast in the affirmative on a given matter. A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors and to ratify the selection of Ernst & Young LLP as independent accountants of the Company for 1998. However, the proposal to approve an amendment to the Company's Articles of Incorporation to create three classes of the Company's Board of Directors is a matter which a broker or nominee does not have discretionary voting power and no broker or nominee votes will be considered by the inspector when counting votes cast on the matter. Nevertheless, such shares being represented by a broker or nominee will be considered for purposes of determining whether a quorum is present at the Meeting. If less than a majority of the outstanding shares of Class A Common Stock are represented at the Meeting, a majority of the shares so represented may adjourn the Meeting from time to time without further notice.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Class A Common Stock by (i) each director of the Company (each of whom constitute nominees for election as directors at the Meeting), (ii) (A) the Company's Chairman, President and Chief Executive Officer and (B) the other four executive officers of the Company at the end of 1997 whose compensation exceeded $100,000 (the persons referred to in (ii) (A) - (B) are hereinafter collectively referred to as the "Named Executive Officers"), (iii) the beneficial owners of more than 5% of the outstanding Class A Common Stock and (iv) all directors and executive officers of the Company, as a group.

                                                                       SHARES BENEFICIALLY OWNED
                                                    ----------------------------------------------------------------
                                                               AMOUNT                          PERCENTAGE
                                                    ------------------------------    ------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER(1)               CLASS A          CLASS B         CLASS A(2)        CLASS B
---------------------------------------             -------------    -------------    -------------    -------------
Donald A. Graw....................................      500,000          --                 4.7%           --
Jaime J. Levy.....................................      500,000          --                 4.7%           --
Bryan Thomas McFarland............................           --          --                  --            --
Mark S. Koondel...................................           --          --                  --            --
Robert Munson.....................................           --          --                  --            --
Eugene P. Lynch...................................           --          --                  --            --
Sanford Miller....................................       40,000          --                  *             --
Richard Preston...................................      494,758          --                 4.6%           --
Leon Sragowicz....................................    2,360,772          --                22.1%           --
The Clipper Group(3)..............................    1,974,642     439,644                18.5%           100%
Morgan Stanley, Dean Witter, Discover & Co........      830,500          --                 7.8%           --

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
GROUP (10)........................................    1,534,758          --                14.4%           --


----------
*     Less than 1%.

(1) The address of each shareholder other than The Clipper Group and Morgan Stanley, Dean Witter, Discover & Co. is the address of the Company, which is 3230 Executive Way, Miramar, Florida 33025. The address of The Clipper Group is 650 Madison Avenue, New York, New York 10022. The address of Morgan Stanley, Dean Witter, Discover & Co. is 1585 Broadway, New York, New York 10036.

(2) Based on 10,665,739 shares of Class A Common Stock issued and outstanding on the Record Date, plus shares of Class A Common Stock which may be acquired pursuant to any options and warrants exercisable within 60 days of the Record Date.

(3) Includes shares beneficially owned by Clipper/Merchant Partners, L.P., Clipper Equity Partners I, L.P., and Clipper Capital Associates, L.P. (whose address is 650 Madison Avenue, New York, New York 10022), and Clipper/Merban, L.P. and Clipper/European Re, L.P. (whose address is c/o CITCO, De Ruyterkade, 62, P.O. Box 812, Curacao, Netherlands Antilles). Clipper Capital Associates, L.P. is the general partner of all of The Clipper Group partnerships. The general partner of Clipper Capital Associates, L.P. is Clipper Capital Associates, Inc. Robert B. Calhoun is the sole shareholder and a director of Clipper Capital Associates, Inc. As a result, each of Mr. Calhoun, Clipper Capital Associates, L.P. and Clipper Capital Associates, Inc. is deemed to beneficially own all shares of Class A Common Stock and Class B Common Stock beneficially owned by The Clipper Group. Merchant Capital, Inc., an affiliate of Credit Suisse First Boston Corporation ("CSFBC"), is a 99% limited partner of Clipper/Merchant Partners, L.P. Credit Suisse Group, an affiliate of CSFBC, is an indirect 99% limited partner of Clipper/Merban, L.P. None of Merchant Capital, Inc., CSFBC and Credit Suisse Group is an affiliate of The Clipper Group or Clipper Capital Associates, L.P.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

NAME                                                   AGE       POSITION
----                                                   ---       --------
Donald A. Graw.................................        43        Chairman of the  Board, President and Chief
                                                                 Executive Officer
Jaime J. Levy..................................        42        Executive Vice President and Director
Bryan Thomas McFarland.........................        44        Vice President - Business Development
Mark S. Koondel................................        51        Chief Financial Officer, Treasurer and
                                                                 Assistant Secretary
Dallas Cobb....................................        53        Vice President - Operations
Paula Sparks...................................        45        Vice President - Quality Assurance
Richard Preston................................        51        Secretary and Director


         DONALD A. GRAW joined the Company in January 1994 and has served as its Chief Executive Officer, President and a member of its Board of Directors since that time. Mr. Graw became Chairman of the Board of Directors in March 1998. From February 1991 to November 1993, Mr. Graw served as Vice President and Chief Operating Officer of Scamp Auto Rental I, Inc., a subsidiary of Dollar Rent-A-Car System, Inc., with 42 retail locations throughout Florida. From July 1982 to October 1990, Mr. Graw was employed by Diversified Services, Inc., a franchisee of Budget Rent-A-Car, starting as the Chief Financial Officer and becoming the Executive Vice President in February 1989.

         JAIME J. LEVY joined the Company in July 1994 and has served as its Executive Vice President and a member of its Board of Directors since that time. From February 1991 to July 1994, he served as President of Turbine Engine Sales Group, Inc. ("Turbine") which was acquired in July 1994 by Richard Preston and Leon Sragowicz, co-founders of the Company. From March 1986 to January 1991, he served as the Director of Sales and Marketing for BET Air, Inc., an aviation surplus parts company.

         BRYAN THOMAS MCFARLAND joined the Company in July 1994 as the Vice President -- Technical Operations, and he became Vice President -- Business Development in February 1997. From August 1992 to July 1994, he served as Vice President -- Technical Operations of Turbine. Prior thereto, Mr. McFarland served as the Quality Manager for International Aircraft Associates, a customer sales manager for Aerothrust Corp. and a purchasing agent for Eastern Airlines, Inc. He holds an Airframe and Powerplant license issued by the FAA.

         MARK S. KOONDEL joined the Company in April 1996 as the Chief Financial Officer and Treasurer. From November 1995 to April 1996, he served as the Controller of AEC One Stop Group, Inc., a pre-recorded music distributor. From November 1992 to October 1995, Mr. Koondel served as the Vice President of Finance of Buenos Aires Embotelladora, S.A., a publicly-traded Pepsi-Cola franchisee. From January 1985 to November 1992, he served as the Controller of Florida Coca-Cola Bottling Co., Inc. Prior thereto, Mr. Koondel worked in public accounting with Main Hurdman and Coopers & Lybrand for an aggregate of seven years.

         DALLAS COBB joined the Company in July 1995 as the Director of Airframe Sales and he became Vice President -- Quality Assurance in September 1996. In February 1997, Mr. Cobb was named Vice President -- Operations. From February 1980 to July 1995, Mr. Cobb served in various capacities with BET Air, Inc., including President, Vice President, General Manager and Marketing Manager. From April 1968 to February 1980, Mr. Cobb served as Purchasing Agent for Eastern Airlines, Inc.

         PAULA SPARKS joined the Company in March 1997 as Vice President -- Quality Assurance. For more than 21 years prior thereto, Ms. Sparks was employed by Pratt & Whitney, most recently as a Quality Assurance Manager. While at Pratt & Whitney Overhaul and Repair, she was one of two holders of an Organizational Designated Airworthiness Representative Certificate. Ms. Sparks is an active member of the Quality Assurance Committee of the Airline Suppliers Association and the American Society for Quality Control.

         RICHARD PRESTON is a co-founder of the Company and has served as the Company's Secretary and a member of its Board of Directors since October 1991 and, until April 1996, as its Treasurer. For more than the past 20 years, he has served as a partner in the public accounting firm of Gerson Preston & Company, P.A., located in Miami, Florida.

         Executive officers serve at the pleasure of the Board of Directors, except as otherwise provided below. See "Executive Compensation - Employment Agreements."

                     PROPOSAL FOR THE ELECTION OF DIRECTORS

         At the Meeting, the shares represented by the proxies obtained hereby, unless otherwise specified, will be voted for the election as directors of the six nominees hereinafter named. If the Proposal with respect to the classification of the Board of Directors, described on pages 12-14, is adopted, it is intended that the proxies solicited by the Board of Directors will be voted for the election of Messrs. Munson and Miller to Class I of the Company's Board of Directors for an initial term expiring at the 1999 Annual Meeting of Shareholders; the election of Messrs. Levy and Preston to Class II of the Company's Board of Directors for initial terms expiring at the 2000 Annual Meeting of Shareholders; and the election of Messrs. Graw and Lynch to Class III of the Company's Board of Directors for an initial term expiring at the 2001 Annual Meeting of Shareholders. If such Proposal is not adopted, it is intended that the proxies solicited by the Board of Directors will be voted for the election of the six nominees herein named, each to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election. However, if any one or more of the nominees herein named should not be available for election, the proxies will be voted for such substitute nominee(s), if any, as the Board of Directors may propose. Proxies cannot be voted at the Meeting for a greater number of persons than the six nominees named in this Proxy Statement, although persons in addition to those nominees may be nominated by the shareholders at the Meeting.

         The following information is set forth with respect to each person nominated for election as a director of the Company. Donald A. Graw, Jaime Levy and Richard Preston, executive officers of the Company, are also nominees for director at the Meeting. Reference is made to the information set forth above under "Executive Officers" for a description of the business experience of Messrs. Graw, Levy and Preston.

         The following table sets forth certain information concerning each director.

NAME                                                   AGE       POSITION WITH THE COMPANY           DIRECTOR SINCE
----                                                   ---       -------------------------           --------------
Donald A. Graw.................................        43        Chairman of the Board, President   January 1994
                                                                  and Chief Executive Officer
Jaime J. Levy..................................        42        Executive Vice President           July 1994
                                                                  and Director
Richard Preston................................        51        Secretary and Director             October 1991
Robert Munson..................................        62        Director                           January 1996
Eugene P. Lynch................................        36        Director                           December 1996
Sanford Miller.................................        45        Director                           March 1998


         ROBERT MUNSON joined the Company's Board of Directors in January 1996. From 1992 to the present, Mr. Munson has been an independent consultant to various companies in the commercial aviation industry. Mr. Munson served for 33 years at Pratt & Whitney, and was a Vice President of Pratt & Whitney during the period from 1980 to 1992.

         EUGENE P. LYNCH joined the Company's Board of Directors in December 1996. Mr. Lynch is a Managing Director of The Clipper Group. He currently serves on the Board of Directors of Owosso Corp., a corporation whose shares of common stock are quoted on the Nasdaq National Market, TravelCenters of America, Inc. and several other privately-held companies.

         SANFORD MILLER joined the Company's Board of Directors in March 1998. From 1994 to present, Mr. Miller has been the Chairman of the Board and Chief Executive Officer of Budget Group, Inc., owner of Budget Rent A Car Corp. Prior to 1994, he was a principal of various Budget Rent A Car franchises. Mr. Miller served as president of the American Car Rent Association in 1993 and as chairman of the

Licensee Local Market Advisory Board of the Budget System in 1989 and 1990. He 3is also a director of MoneyGram Payment Systems, Inc., Colonial Bank of Volusia County, and Tranex Credit Corp.

There are no family relationships among any of the Company's directors and officers.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by regulations promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

         With reference to transactions during 1997, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations, no other reports were required to be filed. In connection with the Company's initial public offering of its Class A Common Stock which occurred on October 31, 1997, the Executive Officers and Directors of the Company (other than Sanford Miller) and Leon Sragowicz did not file the Form 3s on the date the Company's Form S-1 Registration Statement was declared effective by the SEC (the "Effective Date"), as required by the Exchange Act. The Form 3s of such persons were filed promptly after the Effective Date.

         The Board of Directors held six meetings during 1997. All of the Company's directors attended every meeting of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company has an Executive Committee, Audit Committee and Compensation Committee. The members of each committee have been appointed by the Board of Directors to serve until their respective successors are elected and qualified.

         EXECUTIVE COMMITTEE. The Executive Committee is authorized, subject to Florida law, to exercise the power and authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the full Board of Directors. The Executive Committee is composed of Messrs. Graw, Levy, Lynch and Preston. The Executive Committee did not meet in 1997.

         AUDIT COMMITTEE. The Audit Committee's function is to review the scope and results of the audit of the financial statements of the Company and the internal accounting, financial and operating control procedures of the Company. The Audit Committee is composed of Messrs. Lynch, Munson and Miller, each of whom is independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Audit Committee did not meet in 1997.

         COMPENSATION COMMITTEE. The Compensation and Committee's function is to determine the cash and other incentive compensation, if any, to be paid to the Company's executive officers. The Compensation Committee's function is to administer and award stock options under the Company's stock option plan. The Compensation Committee is composed of Messrs. Lynch, Munson and Miller, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and not employed by the Company. The Compensation Committee met two times in 1997.

         The functions that would normally be performed by the Executive Committee and Audit Committee were performed by the Company's Board of Directors in 1997.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is composed entirely of independent outside members of the Company's Board of Directors. The Compensation Committee's function is to review and approve each of the elements of the executive compensation program of the Company and assess the effectiveness and competitiveness of the program. In addition, the Compensation Committee's function is to administer the stock option program and other key provisions of the executive compensation program and review with the Board of Directors all aspects of compensation for the Company's executives.

COMPENSATION PHILOSOPHY

         The Company's executive compensation program has been designed to (i) align executive compensation with shareholder interests, (ii) attract, retain and motivate a highly competent executive team, (iii) link compensation to individual and Company performance and (iv) achieve a balance between incentives for short-term and long-term results. The Company's executive compensation package consists of the payment of a base salary, the opportunity to be paid a cash bonus and the issuance of stock options. The Company positions base salaries at competitive levels; however, an annual bonus has historically been paid to reward exceptional performance in amounts above competitive levels. The Company also believes in providing rewards for the creation of shareholder value through the use of stock options. The Company and the Compensation Committee believe that this philosophy will motivate the Company's executives and, thereby, reinforce the accomplishment of the Company's strategic and financial goals.

ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

         BASE SALARIES

         The Company's salary levels for Donald Graw, Jaime Levy, Bryan Thomas McFarland, Dallas Cobb and Paula Sparks are determined in accordance with written employment agreements between the Company and such executives. The amounts being paid to the above named executive officers and the other executive officers of the Company result from negotiations between the Company and such executive officers, and are believed to be competitive with amounts paid to executives in similar positions by other similarly-situated public companies in the business of supplying aftermarket aircraft engines, engine parts and airframe components. The Board of Directors believes that the emerging nature of the Company's business, coupled with the attendant risks, require that the Company offer a competitive compensation package in order to attract executive officers of the caliber required to enable the Company to achieve its business objectives. Salary increases are designed to reflect competitive practices in the industry, financial performance of the Company and individual performance of the executive.

         INCENTIVE PLAN

         The Company has adopted a Key Executive Annual Incentive Plan (the "Incentive Plan") pursuant to which key executives of the Company may receive bonus compensation based on the Company's performance during any fiscal year, as determined by the Compensation Committee. Under the Incentive Plan, the Company's President and Executive Vice President and other executives designated by the Compensation Committee are assigned a target award expressed as a percentage of base salary in varying amounts (not to exceed 100% of base salary). The actual award is subject to achievement by the Company of minimum levels of pre-tax income. The Compensation Committee has the authority to establish target awards and to determine final awards in the event that the Company's pre-tax income is less than the levels established under the Incentive Plan during any year the Incentive Plan remains in effect.

         LONG-TERM INCENTIVES

         The objectives of the Company's long-term incentive program are to offer opportunities for stock ownership that are competitive with those at peer companies and to encourage and create ownership and retention of the Company's stock by key employees. Grant levels under the Company's employee stock option plan consider such factors as awards to officers of companies within the Company's peer group, the executive's tenure, responsibilities and current stock and option holdings.

         CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee is responsible for recommending the compensation of the Chief Executive Officer and such compensation is determined in the same manner as the compensation of the other officers of the Company.

         SECTION 162(m) COMPLIANCE

         The Company does not presently anticipate that the compensation of any of the Named Executive Officers will exceed the $1,000,000 non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code. The Company and the Compensation Committee will continue to monitor the compensation levels of the Named Executive Officers and determine the appropriate response to
Section 162(m) when and if necessary. It is the Company's intention to bring the Company's stock option program into compliance with Section 162(m), if necessary, to insure that stock option grants are excluded from the compensation calculation for the purposes of Section 162(m).



                      Comparative Stock Performance Chart



                          AVTEAM INC      NASDAQ Composite     NASDAQ Industrial
                          ----------      ----------------     -----------------
31-Oct-97                   100.00             100.00                 100.00
31-Dec-97                   104.60              98.63                  96.33

                           SUMMARY COMPENSATION TABLE

         The following table shows, for 1995, 1996 and 1997 the compensation earned by the Named Executive Officers:


                                                                                            LONG TERM COMPENSATION
                                                                                ----------------------------------------
                                              ANNUAL COMPENSATION                         AWARDS
                                   ------------------------------------------   -------------------------      PAYOUTS
                                                                   OTHER                                      LONG-TERM   ALL OTHER
                                                                   ANNUAL       RESTRICTED     NUMBER OF      INCENTIVE    COMPEN-
  NAME AND PRINCIPAL                                              COMPEN-          STOCK       OPTIONS/         PLAN       SATION
     POSITION(S)           YEAR    SALARY ($)     BONUS($)      SATION($)(1)     AWARDS($)      SARS(#)       PAYOUTS($)    ($)(1)
-----------------------   -------  ------------  ------------   -------------   ------------  -----------     ----------  ---------
Donald A. Graw             1997     260,000         135,200                                      51,000(2)
  Chairman of the          1996     288,737              --          --               --                         --           --
  Board, President and     1995     136,000       1,074,218          --               --                         --           --
  Chief Executive
  Officer

Jaime J. Levy              1997     220,000         114,400          --               --         42,000(2)       --           --
  Executive Vice           1996     286,430              --          --               --                         --           --
  President                1995     136,000       1,074,218          --               --                         --           --

Bryan T. McFarland         1997     110,000          57,200          --               --         20,000(2)       --           --
  Vice President -         1996      80,000          40,000          --               --                         --           --
  Business Development     1995      98,000          70,000          --               --                         --           --

Mark S. Koondel            1997     115,000          40,000          --               --         18,000(2)       --           --
  Chief Financial          1996      63,646          22,500          --               --                         --           --
  Officer                  1995          --             --           --               --                         --           --
  and Treasurer (3)

Dallas Cobb                1997     108,077          28,600          --               --         12,500(2)       --           --
  Vice President -         1996      63,635          15,000          --               --                         --           --
  Operations (4)           1995      34,500              --          --               --                         --           --


----------


(1) Perquisites to each officer did not exceed the lesser of $50,000 or 10% of the total salary and bonus for such officer.

(2) The options have an exercise price of $8.50 per share and become exercisable in increments of 35% on October 31, 1998 and 1999 and 30% on October 31, 2000.

(3)  Effective as of April 1996.

(4)  Effective as of July 1995.

                       STOCK OPTION GRANTS IN FISCAL 1997

         The following table sets forth information regarding the grant of stock options during 1997 to the Named Executive Officers:



                                                                                                        POTENTIAL REALIZABLE
                                                         INDIVIDUAL GRANTS                                VALUE AT ASSUMED
                                 ------------------------------------------------------------------        ANNUAL RATES OF
                                                  PERCENT OF                                                 STOCK PRICE
                                                 TOTAL OPTIONS                                            APPRECIATION FOR
                                  NUMBER OF       GRANTED TO                                              OPTION TERM ($)(1)
                                   OPTIONS       EMPLOYEES IN      EXERCISE PRICE     EXPIRATION      --------------------------
            NAME                   GRANTED        FISCAL 1997       PER SHARE ($)        DATE            5%            10%
------------------------------   ------------  ------------------  ----------------  --------------  -----------    ----------
Donald A. Graw..............        51,000             20.4%             8.50        Oct. 30, 2007    272,340        691,050
Jaime J. Levy...............        42,000             16.8%             8.50        Oct. 30, 2007    224,280        569,100
Bryan Thomas McFarland......        20,000              8.0%             8.50        Oct. 30, 2007    106,800        271,000
Mark S. Koondel.............        18,000              7.2%             8.50        Oct. 30, 2007     96,120        243,900
Dallas Cobb.................        12,500              5.0%             8.50        Oct. 30, 2007     66,750        169,375



(1) The dollar amounts under these columns are the result of calculations at the assumed compounded market appreciation rates of 5% and 10% as required by the Securities and Exchange Commission over the five-year term and, therefore, are not intended to forecast possible future appreciation, if any, of the Class A Common Stock.

                       OPTION EXERCISES IN FISCAL 1997 AND
                     OPTION VALUES AT THE END OF FISCAL 1997

         The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during 1997 and unexercised options held as of the end of 1997.

                                                                                                   VALUE OF
                                                                          NUMBER OF             UNEXERCISABLE
                                                                        UNEXERCISABLE            IN-THE-MONEY
                                                                          OPTIONS AT              OPTIONS AT
                                   NUMBER OF                          DECEMBER 31, 1997      DECEMBER 31, 1997($)
                                    SHARES                           ---------------------  -----------------------
                                  ACQUIRED ON          VALUE             EXERCISABLE/            EXERCISABLE/
            NAME                   EXERCISE         REALIZED($)         UNEXERCISABLE           UNEXERCISABLE
------------------------------   --------------  ------------------  ---------------------  -----------------------
Donald A. Graw..............           --                --               --/51,000                 --/--
Jaime J. Levy...............           --                --               --/42,000                 --/--
Bryan Thomas McFarland......           --                --               --/20,000                 --/--
Mark S. Koondel.............           --                --               --/18,000                 --/--
Dallas Cobb.................           --                --               --/12,500                 --/--


DIRECTOR COMPENSATION

         Each non-employee director of the Company is entitled to be paid such compensation for his services and reimbursed for such expenses as fixed by the Board of Directors.

EMPLOYMENT AGREEMENTS

         On December 6, 1996, Messrs. Graw and Levy entered into employment agreements (collectively, the "Graw and Levy Employment Agreements") with the Company providing for employment as the President and Chief Executive Officer and Executive Vice President, respectively. The Graw and Levy Employment Agreements provide that Messrs. Graw and Levy will receive an annual base salary of $260,000 and $220,000, respectively, for an initial term of three years expiring December 1999, as well as the right to participate in the Company's 1996 Stock Option Plan and the Incentive Plan. The Graw and Levy Employment Agreements contain confidentiality and noncompete covenants from Messrs. Graw and Levy in favor of the Company. Upon termination without cause, Messrs. Graw and Levy will be entitled to receive two years' annual base salary paid in one lump sum.

         On January 5, 1998, Mr. McFarland entered into an employment agreement (the "McFarland Employment Agreement") with the Company providing for employment as the Vice President - Business Development. On March 1, 1998, Mr. Cobb entered into an employment agreement (the "Cobb Employment Agreement") with the Company providing for employment as the Vice President Operations. The McFarland and Cobb Employment Agreements provide that Messrs. McFarland and Cobb will receive an annual base salary of $140,000 and $127,500, respectively, for a term of three years, as well as the right to participate in the Company's 1996 Stock Option Plan and the Incentive Plan. The base salary is subject to increase based on the individual performance of the executive and competitive practices in the industry. The McFarland and Cobb Employment Agreements contain confidentiality and noncompete covenants from Messrs. McFarland and Cobb in favor of the Company. Upon termination without cause, Messrs. McFarland and Cobb will be entitled to receive one year's annual base salary paid in bi-weekly installments.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of three members, none of whom are employed by the Company. Each member of the Compensation Committee is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

                              CERTAIN TRANSACTIONS

THE CLIPPER GROUP PRIVATE PLACEMENTS

         On December 6, 1996, the Company issued and sold to The Clipper Group in a private sale 1,480,000 shares of Class A Preferred Stock and 220,000 shares of Class B Preferred Stock for an aggregate purchase price of $11.9 million. On August 21, 1997, the Company issued and sold to The Clipper Group in a private sale 494,642 shares of Class A Preferred Stock and 219,644 shares of Class B Preferred Stock for an aggregate purchase price of approximately $5.0 million. All of the outstanding shares of Class A Preferred Stock automatically converted into an aggregate of 1,974,642 shares of Class A Common Stock and all of the outstanding shares of Class B Preferred Stock automatically converted into an aggregate of 439,644 shares of Class B Common Stock upon the consummation of the Company's initial public offering of Class A Common Stock which occurred on October 31, 1997 (the "Offering").

PARATI AGREEMENT

         On September 5, 1995, the Company entered into the Parati Agreement with Parati, a corporation wholly-owned by Leon Sragowicz, the former Chairman of the Board of Directors of the Company, pursuant to which Parati purchased Pratt & Whitney engines for disassembly. The Company handled all of the operational and administrative aspects of the agreement and Parati remained the owner of the engine parts from the disassembled aircraft engines purchased by Parati. Any profit remaining after recovery by Parati of its cost of sales and by the Company of any overhaul costs was divided equally by Parati and the Company. On August 21, 1997, the Company and Parati terminated the Parati Agreement and the Company purchased the remaining inventory of engine parts valued at $270,648 (the "Parati Balance"). On August 21, 1997, the Company issued and sold 38,664 shares of Class A Common Stock to Mr. Sragowicz as payment for the Parati Balance. The Company does not intend to utilize similar agreements to acquire Engines or Components in the future. Management believes that the agreement with Parati was on terms which were no less favorable to the Company than those which would have been obtained from independent third parties.

LOANS MADE BY EXISTING COMMON SHAREHOLDERS TO COMPANY

         Mr. Sragowicz has loaned and advanced money to the Company on several occasions for inventory acquisitions and general corporate purposes. On August 21, 1997, the Company issued and sold 289,108 shares of Class A Common Stock to Mr. Sragowicz for an aggregate purchase price of approximately $2.0 million as payment of the indebtedness evidenced by these loans. The Company does not intend to enter into loan arrangements with Mr. Sragowicz in the future.

         Mr. Preston has loaned and advanced money to the Company on several occasions for inventory acquisitions and general corporate purposes. Immediately prior to the consummation of the Offering, the Company had outstanding indebtedness to Mr. Preston in the amount of $288,965, of which (i) $100,182 bears interest at a fluctuating rate tied to the prevailing rate as established by the Internal Revenue Service and (ii) the remaining $188,783 is non-interest bearing. Upon the completion of the Offering, these loans were repaid to Mr. Preston. The Company does not intend to enter into loan arrangements with Mr. Preston in the future.

         Messrs. Graw and Levy have each loaned and advanced money to the Company on several occasions for inventory acquisitions and general corporate purposes. Immediately prior to the consummation of the Offering, the Company had outstanding indebtedness to each of them in the amount of $100,182 which bore interest at a fluctuating rate tied to the prevailing rate as established by the Internal Revenue Service. Upon the completion of the Offering, these loans were repaid to Messrs. Graw and Levy.

         The Company does not intend to enter into any material transaction with officers or directors, or their family members, without the approval of a majority of the directors who do not have an interest in such transaction.

            PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
             TO PROVIDE FOR CLASSIFICATION OF THE BOARD OF DIRECTORS

GENERAL

         The Board of Directors has approved an amendment (the "Board Amendment") to Article V "Board of Directors" set forth in the Company's Articles of Incorporation (the "Articles") to classify the Company's Board of Directors into three classes of directors serving staggered three-year terms; and to make technical amendments to the Articles to adjust certain of the Company's corporate governance procedures to accommodate the existence of a classified board of directors and staggered three-year terms for directors.

DESCRIPTION OF PROPOSED AMENDMENTS

         The Articles currently provide for a single class of directors. The Board Amendment would classify the Board of Directors into three classes of directors serving staggered terms. The Board Amendment provides that in the event of any increase in the number of directors, the directors then in office may select the class or classes to which the additional directors shall be assigned, provided that the directors shall be distributed among the three classes as nearly equally as possible.

         The Articles currently provide that the term of office for each director is one year. If the Board Amendment is approved, the slate of six directors proposed for election at the Meeting would be elected to three separate classes with assigned terms of from one to three years, as follows: the directors in

Class I, consisting of two directors, would be elected for a one year term expiring at the 1999 Annual Meeting of Shareholders; directors in Class II, consisting of two directors, would be elected for two year terms expiring at the 2000 Annual Meeting of Shareholders; and directors in Class III, consisting of three directors, would be elected for three year terms expiring at the 2001 Annual Meeting of Shareholders. Beginning with the 1999 Annual Meeting of Shareholders, only one class of directors would be elected at each Annual Meeting of Shareholders, the directors so elected would succeed the directors of the class whose term was then expiring and each newly elected director would serve for a three-year term. If the Board Amendment is not approved, the six nominees named herein will be nominated to serve for a one year term ending at the 1999 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. See "Proposal for the Election of Directors," beginning on page 5 for information regarding the individual nominees for director.

REASONS FOR AND EFFECTS OF PROPOSED AMENDMENTS


         The Board of Directors believes that a classified board of directors would serve the best interests of the Company and its shareholders by promoting the continuity and stability of the Company and its business. The Board of Directors also believes that a classified board of directors would better enable the Board of Directors to protect the interests of shareholders in the event that another entity seeks to accumulate a substantial amount of the Class A Common Stock in order to gain control of the Company or replace its management. A corporate raider may accumulate a substantial equity position in a public company as a prelude to proposing a takeover, a restructuring or a sale of all or part of the company or other similar extraordinary corporate action. Such actions are often undertaken without advance notice to or consultation with the target company's board of directors or management. The purchaser may have its own agenda and little or no concern for the interests of other shareholders. In many cases, the purchaser seeks representation on the target company's board of directors in order to increase the likelihood that any such transaction will be consummated. If the target company resists these efforts to obtain board of directors representation, the purchaser may initiate a proxy contest to have itself or its nominees elected to the board of directors in place of certain directors or the entire board of directors.


         The Board of Directors believes that if such a purchaser acquired a significant or controlling interest in the Class A Common Stock, the purchaser's ability to promptly remove and replace the Board of Directors, without the Board of Directors' consent, would severely curtail the Board of Directors' ability to negotiate effectively with the purchaser. The threat of imminent removal also would deprive the Board of Directors of the time and opportunity necessary to evaluate appropriately any takeover proposal, to obtain and study alternative proposals and to help ensure that the best price would be obtained in any transaction involving the Company. The Board of Directors believes that such a sudden change in its membership could also be harmful to the continuity of the Company's operations, deprive shareholders of maximum value for their shares and jeopardize the rights of the minority shareholders.

         Under a three-class structure, at least two annual shareholder meetings, instead of one, would generally be required for such a purchaser to obtain control of the Board of Directors by electing a majority of its representatives to the Board of Directors. The amendments are designed to make it more time-consuming to obtain majority control of the Board of Directors without its consent, and thus reduce the vulnerability of the Company to an unsolicited takeover proposal or to an unsolicited proposal for the restructuring or sale of all or part of the Company or to enter into any other extraordinary transaction. The Board of Directors believes that the Board Amendment will serve to encourage any person intending to attempt such a takeover or other transaction to negotiate with the Board of Directors, and that the Board of Directors therefore will be better able to protect the interests of all of the Company's shareholders. The Board Amendment is not being recommended in response to any specific effort of which the Company is aware to accumulate securities of the Company or acquire control of the Company or the Board of Directors.

         The full text of the Articles reflecting the proposed Board Amendment is attached to this Proxy Statement as EXHIBIT A. The foregoing description of the Board Amendment is qualified in its entirety by reference to EXHIBIT A.

         The Articles provide that Article V "Board of Directors" may be amended or repealed only by the affirmative vote of at least two-thirds of the outstanding shares of Class A Common Stock entitled to vote for the election of directors. Therefore, approval of the Board Amendment will require the affirmative vote of at least two-thirds of the outstanding shares of Class A Common Stock entitled to vote for the election of directors.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE ARTICLES TO PROVIDE FOR THE CLASSIFICATION OF THE BOARD OF DIRECTORS AND TO ADOPT RELATED PROVISIONS.


                        RATIFICATION OF THE REAPPOINTMENT
                            OF THE COMPANY'S AUDITORS

         The Board of Directors has recommended the reappointment of Ernst & Young LLP as independent accountants of the Company for 1998. Ernst & Young LLP has audited the books and records of the Company beginning with the Company's fiscal year ended December 31, 1993. Although the appointment of Ernst & Young LLP as independent auditors of the Company does not require ratification by the Company's shareholders, the Board of Directors considers it appropriate to obtain such ratification. Accordingly, the vote of shareholders on this matter is advisory in nature and has no binding effect upon the Board of Directors' reappointment of Ernst & Young LLP. A representatives of Ernst & Young LLP is expected to be present at the Meeting and will be given the opportunity to make a statement if he or she desires to do so and to respond to questions.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business to be presented at the Meeting. If any other business should properly come before the Meeting, the persons named in the accompanying proxy will vote thereon as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the SEC, proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received in writing by the Company's Secretary at the Company's principal executive offices not later than December 28, 1998 in order to be included in the Company's Proxy Statement and form of Proxy relating to that Meeting.

                                            By Order of the Board of Directors,
                                            DONALD A. GRAW, Chairman and
                                            Chief Executive Officer


Miramar, Florida
May 4, 1998

                                                                       EXHIBIT A

                              ARTICLES OF AMENDMENT

                                       TO

                           THIRD AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                                  AVTEAM, INC.

         Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, the undersigned Florida profit corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         1.       The name of the corporation is AVTEAM, Inc. (the
                  "Corporation").

         2. In order to create three classes of the Corporation's Board of Directors (the "Board"), Article V of the Articles of Incorporation of the Corporation is hereby amended in its entirety, so that, as amended, Article V shall be and read as follows:

                                   "ARTICLE V
                               BOARD OF DIRECTORS

                                    DIRECTORS
                                    ---------

                  A.       NUMBER AND TERM OF DIRECTORS.

                           The Corporation's Board shall consist of no fewer than three nor more than 11 directors, with the exact number to be fixed from time to time by resolution of the Board. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

                  B.       CLASSIFICATION OF DIRECTORS.

                           The Board shall be divided into three classes as nearly equal in number as possible, hereby designated Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the next succeeding annual meeting of the shareholders of the Corporation, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of the shareholders of the Corporation and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of the shareholders of the Corporation. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors elected at the 1998 annual meeting of the shareholders of the Corporation and designated as members of such Class. At each annual meeting of the shareholders of the Corporation after the 1998 annual meeting, directors to replace those of a Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and shall qualify. If the number of directors is hereafter increased, the directors then in office shall select the class or classes to which the newly created directorships shall be assigned so as to make all classes as nearly equal in number as possible.

                  C. DIRECTOR VACANCIES: REMOVAL. Whenever any vacancy on the Board shall occur due to death, resignation, retirement, disqualification, removal, increase in the number of directors, or otherwise, only a majority of directors in office, although less than a quorum of the entire Board, may fill the vacancy or vacancies for the balance of the unexpired term or terms, at which time a successor or successors shall be duly elected by the shareholders and qualified. Shareholders shall not, and shall have no power to, fill any vacancy on the Board.

                  D. SHAREHOLDER NOMINATIONS OF DIRECTOR CANDIDATES. Only persons who are nominated in accordance with the following procedures shall be eligible for elections as directors of the Corporation. Nominations of persons for election to the Board at an annual or special meeting of shareholders may be made by or at the direction of the Board, by any nominating committee or person appointed by the Board, or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the procedures set forth in this paragraph; provided, however, that nominations of persons for election to the Board at a special meeting may be made only if the election of directors is one of the purposes described in the special meeting notice required by Section 607.0705 of the Florida Business Corporation Act. Nominations of persons for election at annual meetings, other than nominations made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than One Hundred Twenty (120) days nor more than One Hundred Eighty (180) days prior to the first anniversary of the date of the Corporation's notice of annual meeting provided with respect to the previous year's annual meeting; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting has been changed to be more than 30 calendar days earlier than the date contemplated by the previous year's proxy statement, the notice by the shareholder to be timely must be received not later than the close of business on the tenth (10th) day following the date on which notice of the date of the annual meeting is given to shareholders or made public, whichever first occurs. The shareholder's notice to the secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director at the annual meeting, (i) the name, age, business address and residence address of the proposed nominee, (ii) the principal occupation or employment of the proposed nominee, (iii) the class and number of shares of capital stock of the Corporation that are beneficially owned by the proposed nominee, and
         (iv) any other information relating to the proposed nominee that is required to be disclosed in solicitation for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice of nominees for election at the annual meeting, (i) the name and record address of the shareholder, and (ii) the class and number of shares of capital stock of the Corporation that are beneficially owned by the shareholder. The Corporation may require any proposed nominee for election at an annual or special meeting of shareholders to furnish any other information as may reasonably be required by the Corporation to determine the eligibility of the proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph. The Chair of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the requirements of this paragraph, and if the Chair should so determine, the Chair shall so declare to the meeting and the defective nomination shall be disregarded.

                  E. AMENDMENTS. Notwithstanding anything contained in these Articles of Incorporation to the contrary, this Article V shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of all capital stock entitled to vote for the election of directors."

         3. This Amendment to the Articles of Incorporation of the Corporation shall be effective at the time of filing with the Secretary of State of the State of Florida.

         4. This Amendment to the Articles of Incorporation of the Corporation was unanimously adopted and approved by the Board of Directors of the Corporation on _____________, 1998 and approved and adopted by the shareholders of the Corporation on _____________, 1998, and the number of votes cast by the shareholders of the Corporation for the Amendment to the Articles of Incorporation of the Corporation was sufficient for such approval.

         IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment this ___ day of ____________, 1998.

                                      AVTEAM, INC.

                                      By:
                                          -------------------------------------
                                          Donald A. Graw
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                                      Exhibit B

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF BOARD OF DIRECTORS OF

                                  AVTEAM, INC.

     The undersigned hereby appoints Donald A. Graw and Mark S. Koondel, and each of them, as proxies each with full power of substitution to vote, as directed below, all of the shares of Class A Common Stock of the Company held or owned by the undersigned at the Annual Meeting of Shareholders (the "Meeting") of AVTEAM, Inc. (the "Company") to be held at Don Shula's Hotel, 6842 Main Street, Miami Lakes, Florida 33014, on June 3, 1998 at 1:00 p.m., local time, and at any adjournments thereof, hereby revoking any proxies heretofore given.

1.   ELECTION OF DIRECTORS: FOR all nominees listed below                  [ ]
     (except as set forth to the contrary below)

     WITHHOLD AUTHORITY to vote for all nominees listed below              [ ]

     Donald A. Graw, Jaime J. Levy, Richard Preston,
     Robert Munson, Eugene P. Lynch and Sanford Miller

     (INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.)



     -----------------------------------------------

2. AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION to provide for the Board of Directors to be divided into three classes and to adopt related provisions.

                        FOR                       [ ]

                        AGAINST                   [ ]

                        ABSTAIN                   [ ]

3. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP as independent accountants of the Company for 1998.

                        FOR                       [ ]

                        AGAINST                   [ ]

                        ABSTAIN                   [ ]

4.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
     UPON ANY OTHER BUSINESS WHICH PROPERLY COMES BEFORE THE
     MEETING AND AT ANY ADJOURNMENTS THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES AND FOR PROPOSALS NO. 2 AND 3.

         Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

DATED:              , 1998
      --------------


---------------------------------------
Signature




PLEASE MARK, SIGN, DATE AND MAIL THE CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.